UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Compensation of Vice President, Corporate Controller and Principal Accounting Officer

Effective July 1, 2024, Compass Minerals International, Inc. (the “Company”) appointed Ashley Ward, age 39, as Vice President, Corporate Controller. In this role she will serve as the Company’s principal accounting officer.

Prior to joining the Company, Ms. Ward spent 10 years at Crestwood Equity Partners LP in positions of growing responsibility, including assistant controller; assistant controller, operational accounting; and director, operational accounting and fixed assets. She previously worked in accounting and finance roles at Barkley, Louis Dreyfus Commodities, and Flint Hills Resources.

The Company entered into a letter agreement, signed June 7, 2024, with Ms. Ward (the “Offer Letter”), establishing her compensation as Corporate Controller. Pursuant to the Offer Letter, Ms. Ward’s base salary will be $250,000 per year. Ms. Ward’s targeted cash bonus under the Company’s Management Annual Incentive Program will be calculated at 30% of her base salary, with any bonus payments dependent on the Company’s pre-established performance goals. Ms. Ward will be eligible to receive equity awards as part of the Company’s Long-Term Incentive Program, with a target equity award value of 40% of her base salary. The Offer Letter provides that Ms. Ward’s employment with the Company is at-will.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which is attached as Exhibit 10.1 and incorporated by reference herein. Ms. Ward and the Company will also enter into the Company’s standard Restrictive Covenant Agreement.

There is no arrangement or understanding between Ms. Ward and any other person pursuant to which Ms. Ward was appointed as Corporate Controller and principal accounting officer. Furthermore, there are no transactions between Ms. Ward (or any member of her immediate family) and the Company (or any of its subsidiaries) that would be required to be reported under Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
10.1	Offer Letter, signed June 7, 2024, between Compass Minerals International Inc. and Ashley Ward.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: July 1, 2024	By:	/s/ Jeffrey Cathey
Name: Jeffrey Cathey
Title: Chief Financial Officer